EXHIBIT 10.(f)
                                                                  --------------



                            BENEFITS PROTECTION TRUST
                            -------------------------

                            BENEFITS PROTECTION TRUST

     This Agreement made this 26th day of May, 1999 by and between Suburban Propane Partners, L.P. (the "MLP") and First Union National Bank ("Trustee");

     WHEREAS, the MLP and Suburban Propane, L.P. (the "Partnership") have adopted the Compensation Deferral Plan of Suburban Propane Partners, L.P. and Suburban Propane, L.P. as attached as Appendix A (the "Deferral Plan");


     WHEREAS, the MLP and Partnership have incurred or expect to incur liability under the terms of such Deferral Plan with respect to the individuals participating in such Deferral Plan;

     WHEREAS, the MLP wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held herein, subject to the claims of the MLP's creditors in the event of the MLP's Insolvency, as herein defined, until paid to Deferral Plan participants and their beneficiaries in such manner and at such times as specified in the Deferral Plan;

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Deferral Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA");

     WHEREAS, it is the intention of the MLP to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Deferral Plan;

     WHEREAS, Suburban Energy Services Group, LLC will execute a $6,000,000 note payable to Mellon Bank, N.A. in connection with the recapitalization of the MLP (the "LLC Note");

     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

     Section 1.  ESTABLISHMENT OF TRUST.
                 -----------------------

            (a) The MLP hereby deposits with the Trustee in trust certain common units and may deposit additional common units which, along with distributions thereon, shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

            (b) The Trust hereby established shall be irrevocable, until such time as the Board of Supervisors of the MLP delivers a certification to the Trustee that all of the liabilities incurred under the Deferral Plan have been satisfied in full.

            (c) The Trust is intended to be a grantor trust, of which the MLP is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

            (d) The principal  of the Trust, and  any earnings thereon, shall be held separate and apart from other funds of the MLP and shall be available to the MLP exclusively for the uses and purposes of the Deferral Plan and general creditors as herein set forth. Deferral Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Deferral Plan and this Trust Agreement shall be mere unsecured contractual rights of Deferral Plan participants and their beneficiaries against the MLP. Any assets held by the Trust will be subject to the claims of the MLP's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

            (e) The MLP, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Deferral Plan participant or beneficiary shall have any right to compel such additional deposits.

            (f) The Trustee may conclusively rely upon directions from the MLP in taking any action with respect to this Trust Agreement, including the making of payments from Trust assets and the investment of Trust assets pursuant to this Trust Agreement.

            (g) The Trustee shall have no liability for actions taken, or for failure to act, on the direction of the MLP. Moreover, the Trustee shall have no liability for failure to act in the absence of proper written directions.

            (h) Defined terms used in this Trust Agreement shall have the meaning ascribed to them in the Deferral Plan unless another meaning is clearly indicated by the context.

     Section 2.  PAYMENTS TO DEFERRAL PLAN PARTICIPANTS AND THEIR BENEFICIARIES.
                 ---------------------------------------------------------------

            (a) The MLP shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Deferral Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Deferral Plan), and the time of commencement for payment of such amounts.
Except as otherwise provided herein, and to the extent the Trustee is in possession of sufficient assets, the Trustee shall make payments to the Deferral Plan participants and their beneficiaries in accordance with such Payment Schedule. If the Trustee is not in possession of sufficient assets to make all payments in accordance with the Payment Schedule, the Trustee will pay each participant or beneficiary a proportionate share of the Trust assets in its possession. The MLP shall instruct the Trustee concerning any withholding of federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Deferral Plan and the Trustee shall pay those amounts withheld to the MLP for reporting and payment by the MLP to appropriate taxing authorities.

            (b) The entitlement of a Deferral Plan participant or his or her beneficiaries to benefits under the Deferral Plan shall be determined by the Partnership or such party as it shall designate under the Deferral Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Deferral Plan. In the event of a Change in Control, the Partnership's authority to determine the entitlement of a Deferral Plan participant or his or her beneficiaries to benefits under the Deferral Plan shall cease and the Trustee shall have complete authority to make this determination.

            (c) The MLP may make payment of benefits directly to Deferral Plan participants or their beneficiaries as they become due under the terms of the Deferral Plan. The MLP shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments in accordance with the terms of the Deferral Plan, the Trustee shall make payments in accordance with subparagraph (a) of this Section, and the MLP shall make the balance of each payment as it falls due. The Trustee shall notify the MLP whenever principal and earnings are not sufficient.

            (d) In the event that the Partnership elects or is required to make any payment on the LLC Note and either the Partnership or the MLP exercises its respective right under Section 9.1(a) of the Deferral Plan to cause the Trustee to accelerate the Participants' rights to receive distributions under the Deferral Plan or to cause a forfeiture of participants' rights to receive distributions under the Deferral Plan, the Trustee shall pay over to the MLP those assets in the Trust requested by the Partnership or the MLP in accordance with Section 9.1(a) of the Deferral Plan. In the event the Trustee receives notice from the General Partner of a capital call required to be made by the Participants pursuant to the Operating Agreement, the Trustee shall distribute assets from the Trust to the General Partner in accordance with Section 9.1(b) of the Deferral Plan. If Adjusted Operating Surplus (as defined in the MLP Partnership Agreement, but determined as set forth in the last proviso of
Section 9.1(c) of the Deferral Plan) for any four fiscal-quarter period ending on or prior to March 31, 2001 is less than the sum of the aggregate Minimum Quarterly Distribution (as defined in the MLP Partnership Agreement) for such four fiscal-quarter period and the MLP exercises its right under Section 9.1(c) of the Deferral Plan to cause the Trustee to apply assets toward the payment of the Minimum Quarterly Distribution, the Trustee shall distribute assets from the Trust to the MLP in accordance with and subject to the limitations of Section 9.1(c) of the Deferral Plan. The amount of any such distribution of the Trust Assets shall be calculated by reference to the percentages specified in Exhibit A (which may be amended from time to time by the Partnership) to the Deferral Plan and in accordance with Section 9 of the Deferral Plan. The Trustee shall make the accelerated payments required by Section 9.1 of the Deferral Plan as promptly as practicable in accordance with the Deferral Plan but in no event no later than five (5) business days after receipt of notice requesting such payment.

            (e) The MLP shall also have the right to direct the Trustee that certain trust assets indicated on the Grant Schedule attached hereto as Exhibit A relating to the individual(s) in question (which trust assets consist of common units) resulting from restricted unit grants to certain individuals in November 1998 or, which may result from grants of common units to employees who are subsequently designated by the MLP to participate in the Deferral Plan) shall be forfeited in the event that any of the individuals listed on Exhibit A have a termination of their employment with the Partnership prior to the time such forfeiture provision with respect to their common units has lapsed. In addition, the Trustee shall have the right to distribute assets in the event of an unforeseen emergency (as defined in Section 6.1(b) of the Deferral Plan) as determined by the Compensation Committee under the Deferral Plan.

            (f) In the event a determination is made by the MLP that amounts held under this Trust are treated as income realized by the participants in the Deferral Plan, the MLP, in its discretion, may direct the Trustee to distribute an amount necessary to satisfy all income tax obligations payable by such participant (computed as provided in the Operating Agreement of Suburban Energy Services Group LLC) on such income, plus applicable interest and penalties, if any, on the amount of such income.

            (g) Except as provided above, and in Sections 1(b), 2(b) or 2(d) hereof, the MLP shall have no right or power to direct the Trustee to return to the MLP or to divert to others any of the Trust assets before all payment of benefits have been made to Deferral Plan participants and their beneficiaries pursuant to the terms of the Deferral Plan.

     Section 3.  TRUSTEE RESPONSIBILITY REGARDING  PAYMENTS TO TRUST BENEFICIARY
                 ---------------------------------------------------------------
WHEN MLP IS INSOLVENT.
----------------------

            (a) The Trustee shall cease payment of benefits to Deferral Plan participants and their beneficiaries if the MLP is Insolvent. The MLP shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the MLP is unable to pay its debts as they become due, or (ii) the MLP is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

            (b) At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the MLP under federal and state law as set forth below.

               (1) The Board of Supervisors and the Chief Executive Officer of the MLP shall have the duty to inform the Trustee in writing of the MLP's Insolvency. If a person claiming to be a creditor of the MLP alleges in writing to the Trustee that the MLP has become Insolvent, the Trustee shall determine whether the MLP is Insolvent (in accordance with the procedure set forth in subparagraph (2) and (3) below) and, pending such determination, the Trustee shall discontinue payment of benefits to Deferral Plan participants or their beneficiaries pursuant to Section 9 of the Deferral Plan.

               (2) Unless the Trustee has actual knowledge of the MLP's Insolvency, or has received notice from the MLP or a person claiming to be a creditor alleging that the MLP is Insolvent, the Trustee shall have no duty to inquire whether the MLP is Insolvent. The Trustee may in all events rely on such evidence concerning the MLP's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the MLP's solvency.

               (3) Upon receipt of notice of the MLP's Insolvency from any person other than the Board of Supervisors and the Chief Executive Officer, the Trustee shall seek in writing a determination of the Board of Supervisors and Chief Executive Officer or any appropriate court as to the Insolvency of the MLP. The Trustee may conclusively rely upon a determination of the Board of Supervisors and Chief Executive Officer as to the MLP's Insolvency.

               (4) If at any time the Trustee has determined that the MLP is Insolvent, the Trustee shall discontinue payments to Deferral Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the MLP's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights as general creditors of the MLP with respect to benefits of Deferral Plan participants or their beneficiaries to pursue their rights due under the Deferral Plan or otherwise.

               (5) The Trustee shall resume the payment of benefits to Deferral Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has determined in accordance with subsection (b) (2) hereof that the MLP is not Insolvent (or is no longer Insolvent).

               (6) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Deferral Plan participants or their beneficiaries under the terms of the Deferral Plan for the period of such discontinuance, less the aggregate amount of any payments made to Deferral Plan participants or their beneficiaries by the MLP in lieu of the payments provided for hereunder during any such period of discontinuance.

     Section 4.  INVESTMENT AUTHORITY.
                 ---------------------

            (a) Except as provided in subsection (b) below, the MLP shall provide the Trustee with all investment instructions. As provided for in the Deferral Plan, the MLP shall establish two (2) investment accounts: the Fixed Income Rate and the Equity Investment Fund Rate. The Trustee shall neither affect nor change investments of Trust assets, except as directed in writing by the MLP, and shall have no right, duty or responsibility to recommend investment or investment changes; provided, that the Trustee may deposit cash on hand from time to time in any account in its own banking department without prior directions.

            (b) In the event of a Change in Control, the authority of the MLP to direct investments of the Trust shall cease and the Trustee shall have complete authority to direct investments.

            (c) The Trustee acting hereunder, except to the extent reserved to the MLP under subsection (a) hereof, shall be permitted to exercise the following powers hereinafter set forth, all of which are intended to be in addition to and not in limitation of the powers conferred by the State of New York or other applicable law, (except as modified herein) and all of which may be exercised as a matter of sole and nonreviewable discretion without the permission or order of any court:

               (1) All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Deferral Plan participants;

               (2) To retain any investment and property which may be received by it for such length of time as to them may seem proper, without liability by reason of such retention;

               (3) To make such investments and reinvestment of principal and accumulated income as it may consider proper, without limitation to what are known as legal or trust investments. Any such investments may be held in bearer form, or in the name of the Trustee, or in the name of a nominee or nominees;

               (4) To retain cash or the proceeds from the sale of any assets until such time or times as it receives direction from the MLP regarding the appropriate investments of such funds;

               (5) To hold uninvested cash awaiting investment or distribution, and such additional cash balances as it shall deem reasonable or necessary, without incurring any liability for the payment of interest thereon, notwithstanding the Trustee's receipt of "float" from such uninvested cash;

               (6) With respect to any securities forming part of the trust created hereunder: to exercise all voting rights, either in person or by proxy; to exercise conversion, subscription, option and similar rights; to enter or refuse to enter into any dissolution, liquidation, consolidation, recapitalization, reorganization, merger or other change in capital structure, and in connection therewith, to make exchanges of securities and to enter into agreements on such terms and conditions as it may deem advisable; and to enter into voting trusts and agreements with other stockholders, and other holders of securities, and the corporations which shall have issued such stock or securities, any one or more of such persons, for such purposes and for such period of time (whether or not the same extends beyond the actual or probable duration of the trusts created hereunder), and upon such terms and conditions as it shall deem advisable;

               (7) To enter into any lease or leases, without application to any court of any or all real or personal property held hereunder, for such period (whether or not the same expires prior to or extends beyond the actual or probable duration of the trusts created hereunder), and upon such terms and conditions as it shall deem advisable;

               (8) To borrow money or property, either upon the security of any or all of the assets of the trusts created hereunder, or without security or otherwise, upon such terms and conditions and for such purposes in connection with the administration of the trusts as it shall deem proper; to borrow money or issue a guaranty for any loan which benefits the participants in the Deferral Plan or an entity in which the participants in the Deferral Plan have an interest, and to issue a security interest as security for such loan or guaranty;

               (9) To grant, bargain, sell, exchange, mortgage, grant options to buy, or otherwise dispose of any or all personal property, at any time held hereunder, either at public or private sale, for cash or on credit, or partly for cash and partly on credit, upon such terms and conditions, in such manner and for such purposes, and either in whole or in part, as it may deem proper; and to make, execute, acknowledge and deliver good and sufficient instruments for that purpose. No purchaser, upon any sale or other disposition, shall be bound to see to the application of the moneys or property arising therefrom or to inquire into the validity, expediency or propriety of any such sale or disposition;

               (10)To adjust, compromise or arbitrate claims or demands of, or against, the trust created hereunder, whether such claims are due or shall become due in the future, including without limitation any overpayment or refund claim, or any deficiency, additional assessment or other liability, relating to any Federal, state, county, municipal or other tax, irrespective of the nature thereof;

               (11)In any case where the applicable law is unclear or uncertain, to allocate to income or to principal, or to apportion between income and principal, receipts, disbursements, depletion and depreciation in such manner as it shall deem proper;

               (12)To  execute   and  deliver   all  documents,  contracts,  and
instruments necessary or advisable in connection with the administration of the trusts created hereunder;

               (13)To invest in any investment company for which the Trustee or any affiliate of the Trustee receives a fee for investment advisory, custodial services or other services the Trustee is permitted to perform for said investment company and which said fee is in addition to the fees payable hereunder; and

               (14)Subject to the provisions of Section 4(b), notwithstanding anything in this Section to the contrary, the MLP reserves the authority to direct the Trustee as to the investment of all or any part of the assets held in the Trust, the Trustee shall not have any obligation to investigate the prudence of any such investments and shall be indemnified and held harmless by the MLP for any act or failure to act made pursuant to such direction.

     Section 5.  DISPOSITION OF INCOME.
                 ----------------------

         During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested. Notwithstanding the foregoing, any income derived from MLP securities held by the Trust shall be paid out in accordance with the terms of the Deferral Plan. All federal, state and local taxes imposed upon the income of the Trust shall be paid by the MLP.

     Section 6.  ACCOUNTING BY TRUSTEE.
                 ----------------------

         The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the MLP and the Trustee. Within sixty (60) days following the close of each calendar year and within sixty (60) days after the removal or resignation of the Trustee, the Trustee shall deliver to the MLP a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. If objections to specific items in such account are filed with the Trustee within one hundred eighty (180) days after the account has been furnished and the Trustee believes such objections to be valid, the Trustee may adjust the account in such manner as it deems equitable under the circumstances. If:

               (a) The MLP approves such account; or

               (b) No objections to specific items in the account or any adjusted account are filed with the Trustee within ninety days after such account has been furnished; or

               (c) The Trustee shall give notice of an adjustment of the account and no objections to specific items in such account, as adjusted, are filed with the Trustee within ninety days after notice of such adjustment has been furnished; then and in any of said events, the account of the Trustee with respect to all matters contained therein (as originally furnished if no adjustment was made, or as adjusted if an adjustment was made), shall be deemed to have been approved with the same effect as though judicially approved by a court of competent jurisdiction in a proceeding in which all persons interested were made parties and were properly represented before such court. Upon the approval of the account rendered in good faith, where such approval is in writing or by failure to file timely exceptions or objections by a person to whom an account is submitted pursuant to this Section, the Trustee shall to the extent permitted by applicable law, be relieved and discharged of and from all liability to anyone with respect to its acts or failure to act described by such account during the period covered thereby.

     Section 7.  RESPONSIBILITY OF TRUSTEE.
                 --------------------------

               (a) The Trustee shall act with care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person and shall be indemnified and held harmless for any action taken, pursuant to a direction, request or approval given by the MLP in writing by the MLP, other than pursuant to the Trustee's negligence or misconduct. In the event of a dispute between the MLP and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

               (b) If the Trustee wishes to undertake or defend any litigation arising in connection with this Trust, provided that the Trustee first obtains the written consent of the MLP to enter into such undertaking or defense (which consent shall not be withheld unreasonably), the MLP agrees to indemnify the Trustee on a current basis against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to not be primarily liable for such payments. If the MLP does not pay such costs, expenses and liabilities within sixty (60) days of presentation, the Trustee may obtain payment from the Trust. The Trustee shall be under no obligation to take or defend any legal action of whatever nature unless it is first indemnified against expenses by the MLP or there shall not be sufficient property in the Trust to indemnify the Trustee with respect to the expenses or losses to which it may not be subjected.

               (c) The Trustee may consult with legal counsel (who may also not be counsel for the MLP generally) with respect to any of its duties or obligations hereunder.

               (d) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants, counsel, or other professionals to assist it in performing any of its duties or obligations hereunder and to pay their expenses from the Trust, provided, however, that the Trustee may not hire counsel without the written consent thereto by the MLP (which consent shall not be withheld unreasonably).

               (e) The Trustee shall have, without exclusion, all powers conferred on the Trustee by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor the Trustee, or to loan to any person the proceeds of any borrowing against such policy.

               (f) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

               (g) The Trustee shall not be liable for making or withholding any payments as may be required by a order of a court of competent jurisdiction.

     Section 8.  COMPENSATION AND EXPENSES OF TRUSTEE.
                 -------------------------------------

         The Trustee shall be entitled to reasonable compensation for its services as from time to time agreed upon between the Trustee and the MLP. If, after a Change in Control, the Trustee and the MLP fail to agree upon compensation, the Trustee shall be entitled to compensation at a rate equal to the rate charged by the Trustee for similar services rendered by it for other trusts similar to the Trust. The MLP shall pay all administrative costs and the Trustee's fees and expenses, including taxes levied upon the Trust. If not so paid, the fees and expenses shall be paid from the Trust.

     Section 9.  RESIGNATION AND REMOVAL OF TRUSTEE.
                 -----------------------------------

               (a) The Trustee may resign at any time by written notice to the MLP, which shall be effective sixty (60) days after receipt of such notice unless the MLP and the Trustee agree otherwise.

               (b) Subject to Section 10(c), the Trustee may be removed by MLP on sixty (60) days notice or upon shorter notice accepted by the Trustee.

               (c) Notwithstanding Section 10(b), upon a Change in Control, the Trustee may not be removed by the MLP for five (5) years thereafter.

               (d) Notwithstanding Section 10(a), the Trustee may not resign within five (5) years after a Change in Control.

               (e) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within sixty (60) days after receipt of notice of resignation, removal or transfer, unless the MLP extends the time limit.

               (f) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) or (b) of this section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

     Section 10. APPOINTMENT OF SUCCESSOR.
                 -------------------------

               (a) If prior to a Change in Control, the Trustee resigns or is removed in accordance with Section 10(b), the MLP may appoint any third party as a successor to replace the Trustee. If the Trustee resigns in accordance with
Section 10(d) or is removed in accordance with Section 10(c), the MLP shall appoint as a successor to replace the Trustee a bank having assets of at least Five Billion Dollars ($5,000,000,000). The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instruments necessary or reasonably requested by the MLP or the successor Trustee to evidence the transfer.

               (b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for and the MLP shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

     Section 11. AMENDMENT OR TERMINATION.
                 -------------------------

               (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and the MLP. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Deferral Plan or shall make the Trust revocable after it has become irrevocable in accordance with Section 1(b) hereof.

               (b) The Trustee is not a party to the Deferral Plan except insofar as the Trustee has assumed duties specifically provided in this Agreement. The Partnership retains the right to amend any provisions of the Deferral Plan; provided, however, that the allocation of responsibilities to the Trustee shall not be amended, altered or modified without the prior written consent of the Trustee.

               (c) The Trust shall not terminate until the date on which Deferral Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Deferral Plan. Upon termination of the Trust any assets remaining in the Trust shall be returned to the MLP.

               (d) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Deferral Plan, the MLP may terminate this Trust prior to the time all benefit payments under the Deferral Plan have been made. All assets in the Trust at termination shall be returned to the MLP.

               (e) This Trust  Agreement  may not be amended by the MLP for five
(5) years following a Change in Control.

     Section 12. MISCELLANEOUS.
                 --------------

               (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

               (b) Notwithstanding any Qualified Domestic Relations order, as that term is defined in ERISA, and subject to any Internal Revenue Service levy, no benefits payable to Deferral Plan participants and their beneficiaries under this Trust Agreement may be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

               (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               (d) For purposes of this Trust Agreement, Change in Control shall be given the meaning as set forth in the Deferral Plan. The Chief Executive Officer of the MLP shall notify the Trustee in writing when a Change in Control has occurred. The Trustee has no duty to inquire whether a Change in Control has occurred and may rely on notification by the Chief Executive Officer of MLP of a Change in Control; provided, however, that if any officer, former officer, director or former director of the MLP or any Subsidiary (other than the Chief Executive Officer), or any Participant notified the Trustee that there has been or there may not be a Change in Control, the Trustee shall have the duty to satisfy itself as to whether a Change in Control has in fact occurred. The Trustee will satisfy itself as to whether a Change in Control has occurred by seeing a written certification from the Chief Executive Officer. The MLP and the Subsidiaries shall indemnify and hold harmless the Trustee for any damages or costs (including counsel fees and expenses) that may be incurred because of reliance on the Chief Executive Officer's notice or lack thereof.

               (e) Any person dealing with the Trustee may rely upon a copy of this Trust Agreement and any amendments thereto certified to not be true by the Trustee.

               (f) No notice given or representation made by the MLP to the Trustee pertaining to the provisions of this Trust Agreement or the Deferral Plan shall be effective unless such notice is given or representation made in writing by the Board of Supervisors or the Secretary of the MLP.







     Section 13. EFFECTIVE DATE.
                 ---------------

     The effective date of this Trust Agreement shall be May 26, 1999

                                 SUBURBAN PROPANE PARTNERS, L.P.


                                 BY:
                                    ------------------------------------
                                 Name
                                 Title





                                 FIRST UNION NATIONAL BANK


                                 BY:
                                    ------------------------------------
                                 Name
                                 Title

                                   APPENDIX A

1. Compensation Deferral Plan of Suburban Propane Partners, L.P. and Suburban Propane, L.P., a Nonqualified Plan of Deferred Compensation.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----


Section 1.    Establishment of Trust........................................1

Section 2.    Payments to Deferral Plan Participants and Their
              Beneficiaries.................................................2

Section 3.    Trustee Responsibility Regarding Payments To Trust
              Beneficiary When MLP Is Insolvent.............................4

Section 4.    Investment Authority..........................................5

Section 5.    Disposition of Income.........................................8

Section 6.    Accounting by Trustee.........................................8

Section 7.    Responsibility of Trustee.....................................9

Section 8.    Compensation and Expenses of Trustee..........................10

Section 9.    Resignation and Removal of Trustee............................10

Section 10.   Appointment of Successor......................................11

Section 11.   Amendment or Termination......................................11

Section 12.   Miscellaneous.................................................12

Section 13.   Effective Date................................................12